Exhibit 99.1

                                                                EXECUTION COPY

==============================================================================


                        GSAA HOME EQUITY TRUST 2006-10

                           ASSET-BACKED CERTIFICATES

                                SERIES 2006-10

               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT


                                     among


                        GOLDMAN SACHS MORTGAGE COMPANY,
                                  as Assignor


                         GS MORTGAGE SECURITIES CORP.,
                                  as Assignee


                         COUNTRYWIDE HOME LOANS, INC.,
                                as Countrywide


                                      and


                     COUNTRYWIDE HOME LOANS SERVICING LP,
                                  as Servicer


                                  Dated as of

                                 June 29, 2006


==============================================================================

               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

            ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this "Assignment Agreement") made this 29th day of June, 2006, among Countrywide Home Loans Servicing LP, (the "Servicer"), Countrywide Home Loans, Inc. ("Countrywide"), GS Mortgage Securities Corp., as assignee (the "Assignee"), and Goldman Sachs Mortgage Company, as assignor (the "Assignor").

            WHEREAS, the Assignor, as purchaser, Countrywide, as servicing rights purchaser and the Servicer have entered into the Flow Servicing Rights Purchase and Servicing Agreement, dated as of April 16, 2004 (the "Servicing Rights Agreement");

            WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor certain of the mortgage loans (the "Mortgage Loans"), which have been subject to the provisions of the Servicing Rights Agreement and are listed on the mortgage loan schedule attached as Exhibit 1 hereto (the "Mortgage Loan Schedule");

            WHEREAS, the Assignor and the Servicer have entered into the Servicing Agreement, dated as of July 1, 2004, as amended by that certain Amendment Reg AB dated as of January 1, 2006 ("Amendment Reg AB" and, together with the Servicing Agreement, the "Servicing Agreement");

            WHEREAS, the Assignor, Assignee and Servicer intend the Servicer to service the Mortgage Loans in accordance with the terms of the Servicing Agreement as of the date hereof; and

            WHEREAS, pursuant to a Master Servicing and Trust Agreement, dated as of June 1, 2006 (the "Trust Agreement"), among GS Mortgage Securities Corp., as depositor, Deutsche Bank National Trust Company, as trustee (in such capacity, the "Trustee") and as a custodian, U.S. Bank National Association, as a custodian, JPMorgan Chase Bank, National Association, as a custodian, and Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer"), as securities administrator and as a custodian, the Assignee will transfer the Mortgage Loans to the Trustee, together with the Assignee's rights and obligations under the Servicing Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor (and if applicable its affiliates, officers, directors and agents) to indemnification thereunder);

            NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

            1. Assignment and Assumption. (a) The Assignor hereby assigns to the Assignee, as of the date hereof, all of its right, title and interest in and to the Servicing Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor (and if applicable its affiliates, officers, directors and agents) to indemnification thereunder) from and after the date hereof), and the Assignee hereby assumes all of the Assignor's obligations under the Servicing Agreement, to the extent relating to the Mortgage Loans, from and after June 29, 2006, and the Servicer hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Servicing Rights Agreement from and after June 29, 2006, to the extent relating to the Mortgage Loans and Countrywide hereby acknowledges such assignment and assumption.

            (b) The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor's ownership interest in the Mortgage Loans since the respective dates of the Servicing Agreement and the Servicing Rights Agreement.

            (c) The Servicer and the Assignor shall have the right to amend, modify or terminate each of the Servicing Agreement and the Servicing Rights Agreement without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder to the extent permitted by the Servicing Agreement or the Servicing Rights Agreement; provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

            2. Modification of the Servicing Agreement. Only in so far as it relates to the Mortgage Loans, the Servicer and the Assignor hereby amend the Servicing Agreement as follows:

            (a) Section 3.13(b) shall be amended by deleting the second paragraph thereof and replacing it with the following:

            "The Company shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within three years after title has been taken to such REO Property, not later than the end of the third taxable year after the year of its acquisition unless (i) (A) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, (ii) the Company obtains an extension from the Internal Revenue Service and (iii) the Company determines, and gives an appropriate notice to the Owner to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Company shall report monthly to the Owner as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Owner, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Servicer as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement, but instead a separate participation agreement among the Company and Owner shall be entered into with respect to such purchase money mortgage."

            (b) Section 7.1 shall be amended as follows:

            (i) Subsection (ii) of Section 7.1 shall be deleted in its entirety and replaced with the following:

            "failure by the Company duly to observe or perform in any material respect any of the covenants or agreements on the part of the Company set forth in this Agreement (other than those listed in subsection (i) and subsection (ix) of this Section 7.1) which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company; or"

            (ii) Subsection (vii) of Section 7.1 shall be amended by deleting the "." at the end of subsection (vii) and replacing it with "; or"

            (iii) Subsection (viii) of Section 7.1 shall be amended by deleting the "." at the end of subsection (viii) and replacing it with "; or"

            (iv) A new subsection (ix) shall be added immediately following subsection (viii) which shall be as follows:

            "failure by the Company duly to observe or perform in any material respect any of the covenants or agreements on the part of the Company set forth in Section 5.6 of this Agreement which continues unremedied for a period of 10 days after the date on which written notice of such failure, requiring the same to be remedied shall have been given to the Company."

            (c) Section 9.1(b) shall be amended by deleting it in its entirety and replacing it with the following:

            "The Company shall deliver to the successor (i) the funds in the Custodial Account and the Escrow Account to which the Owner is entitled pursuant to the terms of this Agreement, (ii) all other funds to which the Owner is entitled pursuant to the terms of this Agreement and (iii) all other amounts which may thereafter be received with respect to the Mortgage Loans and to which the Company is not entitled pursuant to the terms of this Agreement within two Business Days of notice of the appointment of such successor. The Company shall deliver to the successor all Collateral Files and Servicing Files and related documents and statements held by it hereunder within thirty calendar days of receipt of notice of the appointment of such successor. The Company shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Company."

            (d) Section 2(c)(iv) of that certain Amendment Reg AB shall be amended by deleting it in its entirety and replacing it with the following:

            "For the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Company shall (or shall cause each Subservicer and, if applicable, any Third-Party Originator to) (a) provide prompt notice to the Purchaser, any Master Servicer and any Depositor in writing of (1) any merger, consolidation or sale of substantially all of the assets of the Company, (2) the Company's entry into an agreement with a Subservicer to perform or assist in the performance of any of the Company's obligations under the Agreement or any Reconstitution Agreement that qualifies as an "entry into a material definitive agreement" under Item 1.01 of the form 8-K, (3) any Event of Default under the terms of the Agreement or any Reconstitution Agreement to the extent not known by such Purchaser, Master Servicer or Depositor, and (4) any material litigation or governmental proceedings involving the Company, any Subservicer or any Third Party Originator."

            (e) A new Section 2(c)(vi) shall be added to that certain Amendment Reg AB as follows:

            "The Company shall provide to the Purchaser and any Depositor a description of any affiliation or relationship required to be disclosed under
Item 1119 between the Company and any of the parties listed in Items 1119
(a)(1)-(6) of Regulation AB that develops following the closing date of a Securitization Transaction (other than an affiliation or relationship that the Purchaser, the Depositor or the issuing entity is required to disclose under
Item 1119 of Regulation AB) no later than 15 calendar days prior to the date the Depositor is required to file its Form 10-K disclosing such affiliation or relationship. For purposes of the foregoing, the Company (1) shall be entitled to assume that the parties to the Securitization Transaction with whom affiliations or relations must be disclosed are the same as on the closing date if it provides a written request (which may be by e-mail) to the Depositor or Master Servicer, as applicable, requesting such confirmation and either obtains such confirmation or receives no response within three (3) Business Days, (2) shall not be obligated to disclose any affiliations or relationships that may develop after the closing date for the Securitization Transaction with any parties not identified to the Company pursuant to clause
(D) of paragraph (i) of this Section 2(c), and (3) shall be entitled to rely upon any written identification of parties provided by the Depositor, the Purchaser or any master servicer."

            (f) A new section 6 shall be added immediately following section 5 of that certain Amendment Reg AB which shall be as follows:

            "6. Wells Fargo Bank, National Association, as master servicer, securities administrator and a custodian under the Master Servicing and Trust Agreement, dated as of June 1, 2006, among GS Mortgage Securities Corp., Deutsche Bank National Trust Company, as trustee and as custodian, U.S. Bank National Association, as a custodian, JPMorgan Chase Bank, National Association, as a custodian and Wells Fargo Bank, National Association, shall be considered a third-party beneficiary to Sections 2(d), 2(e) and 2(g) of this Amendment Reg AB (solely with respect to noncompliance under Sections 2(d) and 2(e) of this Amendment Reg AB), entitled to all the rights and benefits thereof as if it were a direct party to the Amendment Reg AB."

            3. Accuracy of Servicing Agreement. (a) The Assignor represents and warrants to the Assignee that attached hereto as Exhibit 2 is a true, accurate and complete copy of the Servicing Agreement. The Servicer and the Assignor represent and warrant to the Assignee that (i) the Servicing Agreement is in full force and effect as of the date hereof, (ii) except as set forth in this Assignment Agreement, the Servicing Agreement has not been amended or modified in any respect and (iii) no notice of termination has been given to the Servicer under the Servicing Agreement. The Servicer, in its capacity as servicer under the Servicing Agreement, further represents and warrants that the representations and warranties contained in Section 2.1 of the Servicing Agreement are true and correct in all material respects as of the Closing Date (as such term is defined in the Servicing Agreement).

            4. Recognition of Assignee. From and after the date hereof or until the Assignee no longer owns the Mortgage Loans, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and, notwithstanding anything herein to the contrary, shall service all of the Mortgage Loans for the benefit of the Assignee pursuant to the Servicing Agreement the terms of which are incorporated herein by reference.

            5. Representations and Warranties of the Assignee. The Assignee hereby represents and warrants to the Assignor, Countrywide and the Servicer as follows:

            (a) Decision to Purchase. The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor, Countrywide or the Servicer other than those contained in the Servicing Agreement or this Assignment Agreement.

            (b) Authority. The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Servicing Agreement.

            (c) Enforceability. The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            6. Representations and Warranties of the Assignor. The Assignor hereby represents and warrants to the Assignee, Countrywide, and the Servicer as follows:

            (a) Organization. The Assignor has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of New York with full power and authority (corporate and other) to enter into and perform its obligations under the Servicing Agreement and this Assignment Agreement.

            (b) Enforceability. This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

            (c) No Consent. The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

            (d) Authorization; No Breach. The execution and delivery of this Assignment Agreement have been duly authorized by all necessary corporate action on the part of the

Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

            (e) Actions; Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will, if determined adversely to the Assignor, materially adversely affect its ability to perform its obligations under this Assignment Agreement.

            It is understood and agreed that the representations and warranties set forth in Section 6 shall survive delivery of the respective mortgage loan documents to the Assignee or its designee and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery.

            It is understood and agreed that, with respect to the Mortgage Loans, the Assignor has made no representations or warranties to the Assignee other than those contained in Section 6, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

            7. Covenants of the Servicer. The Servicer hereby covenants to the Assignee that, to the extent the Mortgage Loans will be part of a REMIC, the Servicer shall service the Mortgage Loans and any real property acquired upon default thereof (including, without limitation, making or permitting any modification, waiver or amendment of any term of any Mortgage Loan) after the date hereof in accordance with the Servicing Agreement, but in no event in a manner that would (a) cause the REMIC to fail or qualify as a REMIC or (b) result in the imposition of a tax upon the REMIC (including, but not limited to, the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in Section 860G(d) of the Code and the tax on "net income from foreclosure property" as set forth in
Section 860G(c) of the Code).

            8. Continuing Effect. Except as contemplated hereby, the Servicing Agreement shall remain in full force and effect in accordance with its terms.

            9. Governing Law.

            THIS ASSIGNMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

            EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS ASSIGNMENT AGREEMENT, OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF SUCH PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS ASSIGNMENT AGREEMENT.

            10. Notices. Any notices or other communications permitted or required hereunder or under the Servicing Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to:

            (a)   in the case of the Servicer,

                  Countrywide Home Loans Servicing LP
                  400 Countrywide Way
                  Simi Valley, CA  93065
                  Attention:  John Lindberg, Rachel Meza,
                              Eric Varnen and Yuan Li

                  With a copy to:
                  Countrywide Home Loans, Inc.
                  4500 Park Granada
                  Calabasas, CA  91302
                  Attention:  General Counsel

or such other address as may hereafter be furnished by the Servicer;

            (b)   in the case of Countrywide,

                  Countrywide Home Loans, Inc.
                  4500 Park Granada
                  Calabasas, California  91302
                  Attn:  Michael Schloessmann

                  With a copy to:
                  Countrywide Home Loans, Inc.
                  4500 Park Granada
                  Calabasas, CA  91302
                  Attention:  General Counsel

or such other address as may hereafter be furnished by Countrywide;

            (c)   In the case of the Assignee,

                  GS Mortgage Securities Corp.
                  85 Broad Street
                  New York, New York 10004
                  Attention:  Chris Gething
                  Tel.: (212) 902-1434
                  Fax:  (212) 256-5107

                  With a copy to:
                  GS Mortgage Securities Corp.
                  85 Broad Street
                  New York, New York  10004
                  Attention:  William Moliski
                  Tel.:   (212) 357-8721
                  Fax:  (212) 902-3000

or such other address as may hereafter be furnished by the Assignee, and

            (d)   in the case of the Assignor,

                  Goldman Sachs Mortgage Company
                  85 Broad Street
                  New York, New York 10004
                  Attention:  William Moliski
                  Tel.:  (212) 357-8721
                  Fax:  (212) 902-3000

or such other address as may hereafter be furnished by the Assignor.

            11. Counterparts. This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

            12. Definitions. Any capitalized term used but not defined in this Assignment Agreement has the meaning assigned thereto in the Servicing Agreement or the Trust Agreement, as applicable.

            13. Third Party Beneficiary. The parties agree that the Trustee is intended to be, and shall have the rights of, a third party beneficiary of this Assignment Agreement.

            IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.

                                          GOLDMAN SACHS MORTGAGE
                                              COMPANY

                                          By: Goldman Sachs Real Estate Funding
                                                Corp., its General Partner


                                          By:      /s/ Kevin Gasvoda
                                              ----------------------------------
                                              Name: Kevin Gasvoda
                                              Title: Vice President

                                          GS MORTGAGE SECURITIES CORP.

                                          By:     /s/ Greg Finck
                                              ----------------------------------
                                              Name: Greg Finck
                                              Title: Vice President

                                          COUNTRYWIDE HOME LOANS
                                              SERVICING LP

                                          BY: COUNTRYWIDE GP, INC., ITS
                                              GENERAL PARTNER


                                          By:      /s/ Thomas P. Lin
                                              ----------------------------------
                                              Name: Thomas P. Lin
                                              Title: Senior Vice President


                                          COUNTRYWIDE HOME LOANS, INC.


                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                CHL Step 1 AAR

                                   EXHIBIT 1

                            Mortgage Loan Schedule
                            ----------------------


   [On File with the Securities Administrator as provided by the Depositor]



















                                      1-1

                                   EXHIBIT 2

                              Servicing Agreement
                              -------------------



                         [On File with the Depositor]
























                                      3-1